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                                                                   EXHIBIT 10.10

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                          WITH SILVERLEAF RESORTS, INC.




         THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the "First Agreement") is made between SILVERLEAF RESORTS, INC., a Texas corporation ("Silverleaf"), and DAVID T. O'CONNOR (the "Employee").


                                R E C I T A L S:

         A. Employee and Silverleaf have previously entered into that certain Employment Agreement between them, dated effective as of May 12, 1997 (the "Employment Agreement"); and

         B. Silverleaf and Employee now desire to amend certain provisions of the Employment Agreement.

         NOW, THEREFORE, in consideration of the premises and terms hereinafter set forth, the parties agree as follows:


                               A G R E E M E N T:

         SECTION 1. AMENDMENT OF BASE COMPENSATION. Section 3(a) of the Employment Agreement is amended to provide for base compensation computed as follows:

         (a) July and August, 1998. Effective as of July 1, 1998, and through August 31, 1998, the percentage used to compute Employee's weekly commissions under Section 3(a) shall be reduced to one percent (1.00%) from 1.35 percent (1.35%).

         (b) Thereafter. Effective as of January 1, 1999, the percentage used to compute Employee's weekly commissions under Section 3(a) shall be further reduced to one percent (1.00%) of in-house sales and six-tenths percent (0.60%) of outside sales.

         SECTION 2. ELIMINATION OF INCENTIVE COMPENSATION FOR UPGRADE SALES. Effective as of January 1, 1999, Section 3(b) of the Employment is deleted, with the result that Employee shall no longer be paid the incentive compensation described therein for upgrade sales.

         SECTION 3. RATIFICATION. Except as amended by this First Amendment, Silverleaf and Employee hereby ratify and confirm in all respects the terms and conditions of the Employment Agreement.



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         Executed this 31st day of August, 1998.

                              "SILVERLEAF"

                              SILVERLEAF RESORTS, INC.



                              By:      /s/ ROBERT E. MEAD
                                       ----------------------------------------
                                       Robert E. Mead, Chief Executive Officer


                              "EMPLOYEE"



                              /s/ DAVID T. O'CONNOR
                              -------------------------------------------------
                              DAVID T. O'CONNOR



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